UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011

Wolverine World Wide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive, N.E. Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 21, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved four proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:
Proposal 1: Election of Directors — Terms Expiring in 2014
The stockholders elected three candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2014 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
William K. Gerber	42,772,959	653,323	3,293,556
Blake W. Krueger	42,648,607	777,674	3,293,556
Michael A. Volkema	43,008,216	418,065	3,293,556
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the independent auditor of the Company for the current fiscal year. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
45,616,690	1,079,512	23,636	0
Proposal 3: Advisory Resolution on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Annual Meeting. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
41,746,927	1,304,118	375,236	3,293,556

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The stockholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers [once every year]. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
28,558,155	325,635	14,108,361	434,018	3,293,556
Based on these results, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2011	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Kenneth A. Grady
Kenneth A. Grady General Counsel and Secretary

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